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                                  Exhibit 23.01

                         Consent of Independent Auditors
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                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement
(Form S-8 No. 33-     ) pertaining to the 1991 Sonic Corp. Stock Option Plan
of our reports dated October 17, 1995, with respect to the consolidated financial statements of Sonic Corp. incorporated by reference in its Annual Report (Form 10-K) for the year ended August 31, 1995 and the related financial statement schedule included therein, filed with the Securities and Exchange Commission.


                                           /s/ ERNST & YOUNG LLP

                                           ERNST & YOUNG LLP


Oklahoma City, Oklahoma
July 3, 1996